UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina	28217
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2008, the Compensation Committee of our Board of Directors adopted revisions to the form of our Restricted Stock Unit Award Agreement under the Goodrich Corporation 2001 Equity Compensation Plan (the “Equity Compensation Plan”) to comply with Section 409A of the Internal Revenue Code (the “Code”). Section 409A of the Code requires changes in the design and operation of nonqualified deferred compensation plans and arrangements. In the form Restricted Stock Unit Agreement, the Compensation Committee added, among other things, a provision that provides that retirement eligible participants will receive the distribution of stock at the rate of 50% on the third anniversary, 25% on the fourth anniversary and the balance on the fifth anniversary of the grant date, instead of upon vesting. The Restricted Stock Unit Award Agreement was also amended to provide that if a retirement eligible participant is also a specified employee as defined under the Code (a top 50 paid officer), then any remaining stock to be distributed upon termination of employment will be distributed six months after termination.

In addition, on December 9, 2008, the Board of Directors amended and restated three plans and adopted amendments to four other plans in order to comply with Section 409A of the Code. The three plans that were amended and restated are the Goodrich Corporation Savings Benefit Restoration Plan, the Goodrich Corporation Pension Benefit Restoration Plan and the Goodrich Corporation Supplemental Executive Retirement Plan. Amendments were also adopted for the following four plans: the Goodrich Corporation Outside Director Phantom Share Plan; the Goodrich Corporation Outside Director Deferral Plan; the Directors’ Phantom Share Plan; and the Goodrich Corporation Severance Program. The Goodrich Corporation Severance Program was also amended to clarify, revise and update the claims procedures under the program.

Copies of the adopted form of Restricted Stock Unit Agreement, the Goodrich Corporation Savings Benefit Restoration Plan, the Goodrich Corporation Pension Benefit Restoration Plan, the Goodrich Corporation Supplemental Executive Retirement Plan, Amendment Number 6 to the Goodrich Corporation Severance Program, Amendment Number Four to the Goodrich Corporation Outside Director Phantom Share Plan, Amendment Number Three to the Goodrich Corporation Outside Director Deferral Plan and Amendment Number One to the Directors’ Phantom Share Plan are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 9, 2008, our Board of Directors approved certain amendments to our By-Laws effective December 9, 2008. Among other changes, Article I, Section 10 was amended (i) to clarify that postponement or adjournment of an annual meeting does not create another opportunity for shareholders to make proposals or nominate candidates for director; (ii) to require each shareholder proposing business for consideration or nominating a candidate for director at a meeting of the Company’s shareholders disclose certain economic interests in the Company, including any interest in the Company resulting from ownership of derivative instruments, as well as any short position in the Company’s securities; (iii) to require each shareholder, who is not the beneficial owner of such shares, proposing business for consideration at a meeting of the Company’s shareholders disclose information regarding all agreements, arrangements and understandings between the proposing shareholder and the beneficial owner of the shares; (iv) in connection with the nomination of directors, to require that each shareholder disclose information about the director nominee, including any economic agreements, arrangements and understandings between the director nominee and the proposing shareholder and their respective affiliates during the preceding three years; and (v) to provide that in the event that the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days (instead of 70 days) prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by the By-Laws shall be considered timely, but only with respect to nominees for new positions created by the increase, if received not later than the 10th day following such public announcement.

A copy of the Company’s By-Laws, as amended, is filed as Exhibit 10.9 and is incorporated herein by reference. The preceding summary is not intended to be complete and is qualified in its entirety by reference to such By-Laws.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1. Form of Restricted Stock Unit Award Agreement

Exhibit 10.2. Goodrich Corporation Savings Benefit Restoration Plan

Exhibit 10.3. Goodrich Corporation Pension Benefit Restoration Plan

Exhibit 10.4. Goodrich Corporation Supplemental Executive Retirement Plan

Exhibit 10.5. Amendment Number 6 to the Goodrich Corporation Severance Program

Exhibit 10.6. Amendment Number Four to the Goodrich Corporation Outside Director Phantom Share Plan

Exhibit 10.7. Amendment Number Three to the Goodrich Corporation Outside Director Deferral Plan

Exhibit 10.8. Amendment Number One to the Directors’ Phantom Share Plan

Exhibit 10.9. By-Laws of Goodrich Corporation (as amended through December 9, 2008)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION

(Registrant)

Date: December 12, 2008	By:	/s/ Vincent M. Lichtenberger

Vincent M. Lichtenberger Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1. Form of Restricted Stock Unit Award Agreement

Exhibit 10.2. Goodrich Corporation Savings Benefit Restoration Plan

Exhibit 10.3. Goodrich Corporation Pension Benefit Restoration Plan

Exhibit 10.4. Goodrich Corporation Supplemental Executive Retirement Plan

Exhibit 10.5. Amendment Number 6 to the Goodrich Corporation Severance Program

Exhibit 10.6. Amendment Number Four to the Goodrich Corporation Outside Director Phantom Share Plan

Exhibit 10.7. Amendment Number Three to the Goodrich Corporation Outside Director Deferral Plan

Exhibit 10.8. Amendment Number One to the Directors’ Phantom Share Plan

Exhibit 10.9. By-Laws of Goodrich Corporation (as amended through December 9, 2008)